TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SUPPLEMENT NO. 2 dated August 7, 2007 to the February 1, 2007 Institutional Class Prospectus

GROWTH EQUITY, LARGE-CAP GROWTH AND MID-CAP GROWTH FUNDS

The portfolio management team of the Growth Equity, Large-Cap Growth and Mid-Cap Growth Funds has changed. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

Gregory B. Luttrell is no longer a member of the portfolio management teams for the Growth Equity, Large-Cap Growth and Mid-Cap Growth Funds. Therefore, the row containing Mr. Luttrell’s biographical information on page 64 of the Prospectus should be deleted in its entirety for each of these Funds.

Andrea Mitroff has been added to the Growth Equity and Large-Cap Growth Funds’ portfolio management teams. Therefore, the following biographical information should be added to each Fund’s portfolio management team disclosure on page 64 of the Prospectus:

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

Name & Title			At TIAA	Total	On Team

Andrea Mitroff Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present; Merrill Lynch Investment Managers – 1999 to 2006.	2006	1988	2007

Susan Hirsch will continue to be a member of the portfolio management team for the Growth Equity and Large-Cap Growth Funds and has assumed the role of Lead Portfolio Manager for the Funds. She has also been added to the Mid-Cap Growth Fund’s portfolio management team. Therefore, the following biographical information should be added to the Mid-Cap Growth Fund’s portfolio management team disclosure on page 64 of the Prospectus:

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

Name & Title			At TIAA	Total	On Team

Susan Hirsch Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Jennison Associates – 2000 to 2005.	2005	1975	2007

George (Ted) Scalise will continue to be Lead Portfolio Manager for the Mid-Cap Growth Fund.

48784 A11469 8/07

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 2

dated August 7, 2007
to the
February 1, 2007 Retirement Class Prospectus

Large-Cap Growth and Mid-Cap Growth Funds

The portfolio management team of the Large-Cap Growth and Mid-Cap Growth Funds has changed. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus.

          Gregory B. Luttrell is no longer a member of the portfolio management teams for the Large-Cap Growth and Mid-Cap Growth Funds. Therefore, the row containing Mr. Luttrell’s biographical information on pages 58 and 59 of the Prospectus should be deleted in its entirety for each of these Funds.

          Andrea Mitroff has been added to the Large-Cap Growth Fund’s portfolio management team. Therefore, the following biographical information should be added to the Fund’s portfolio management team disclosure on page 58 of the Prospectus:

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

Name & Title			At TIAA	Total	On Team

Andrea Mitroff Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present; Merrill Lynch Investment Managers – 1999 to 2006.	2006	1988	2007

          Susan Hirsch will continue to be a member of the portfolio management team for the Large-Cap Growth Fund and has assumed the role of Lead Portfolio Manager for the Fund. She has also been added to the Mid-Cap Growth Fund’s portfolio management team. Therefore, the following biographical information should be added to the Mid-Cap Growth Fund’s portfolio management team disclosure on page 59 of the Prospectus:

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

Name & Title			At TIAA	Total	On Team

Susan Hirsch Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Jennison Associates – 2000 to 2005.	2005	1975	2007

          George (Ted) Scalise will continue to be Lead Portfolio Manager for the Mid-Cap Growth Fund.

Bond Fund

          In footnote 2 to the “Annual Fund Operating Expenses” table on page 45, the Bond Fund is incorrectly listed as having a 0.25% expense reimbursement level. Instead, the Bond Fund is reimbursed for its Other Expenses that exceed an annual rate of 0.30% of average daily net assets.

All Funds

Due to changes in the eligibility requirements for Retirement Class shares, certain disclosures in the Prospectus need to be revised. The first such revision is to add the following bolded words to the fourth sentence in the first paragraph under the heading “Past Performance” on page 38 of the Prospectus.

          “The performance table following the charts shows each Fund’s average annual total returns (both before and after taxes) over the one-year, five-year (where applicable) and since inception periods ended December 31, 2006 of the particular class of the Fund, and how those returns compare to those of broad-based securities market indices.”

Secondly, the following after-tax performance and related footnotes should be added to the “Average Annual Total Returns” chart starting on page 41.

2 | Prospectus Supplement dated August 6, 2007  TIAA-CREF Institutional Mutual Funds • Retirement Class

ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES
(After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Since Inception to December 31, 2006

GROWTH & INCOME FUND*
Inception Date: October 1, 2002
Return After Taxes on Distributions	15.28%	14.21%
Return After Taxes on Distributions and Sale of Fund Shares	11.70%	13.08%

INTERNATIONAL EQUITY FUND†
Inception Date: October 1, 2002
Return After Taxes on Distributions	24.71%	22.90%
Return After Taxes on Distributions and Sale of Fund Shares	21.13%	21.18%

LARGE-CAP VALUE FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	19.31%	19.09%
Return After Taxes on Distributions and Sale of Fund Shares	14.66%	17.50%

MID-CAP GROWTH FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	8.00%	19.29%
Return After Taxes on Distributions and Sale of Fund Shares	6.76%	17.48%

MID-CAP VALUE FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	17.59%	23.33%
Return After Taxes on Distributions and Sale of Fund Shares	14.56%	21.40%

SMALL-CAP EQUITY FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	14.86%	19.19%
Return After Taxes on Distributions and Sale of Fund Shares	12.60%	17.80%

*

The performance of the Retirement Class of the Growth & Income Fund was impacted by a misallocation of income and net capital gains among the classes of the Fund. Please see the existing footnotes in the prospectus for the Retirement Class’ actual performance absent the misallocation (on a before-tax basis). The misallocation had a similar impact on the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sale of Fund shares for the same periods. Advisors made a cash infusion into the Growth & Income Fund in August 2006 to address the impact of this misallocation.

†

The performance of the Retirement Class of the International Equity Fund was impacted by a misallocation of income and net capital gains among the classes of the Fund. Please see the existing footnotes in the prospectus for the Retirement Class’ actual performance absent the misallocation (on a before-tax basis). The misallocation had a similar impact on the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sale of Fund shares for the same periods. Shareholders of record on or before May 25, 2006 who were negatively impacted by the misallocation have been made whole through direct payments by Advisors to them.

TIAA-CREF Institutional Mutual Funds • Retirement Class  Prospectus Supplement dated August 6, 2007 | 3

ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES
(After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Since Inception to December 31, 2006

LARGE-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	8.34%	11.55%
Return After Taxes on Distributions and Sale of Fund Shares	6.10%	10.66%

LARGE-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	20.37%	18.25%
Return After Taxes on Distributions and Sale of Fund Shares	15.76%	16.64%

S&P® 500 INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	15.06%	15.14%
Return After Taxes on Distributions and Sale of Fund Shares	10.35%	13.47%

MID-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	9.21%	18.12%
Return After Taxes on Distributions and Sale of Fund Shares	7.91%	16.95%

MID-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	18.56%	21.56%
Return After Taxes on Distributions and Sale of Fund Shares	13.93%	19.92%

MID-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	13.78%	20.63%
Return After Taxes on Distributions and Sale of Fund Shares	10.63%	18.82%

SMALL-CAP GROWTH INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	11.54%	19.14%
Return After Taxes on Distributions and Sale of Fund Shares	10.07%	17.80%

SMALL-CAP VALUE INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	20.90%	20.03%
Return After Taxes on Distributions and Sale of Fund Shares	16.87%	18.86%

4 | Prospectus Supplement dated August 6, 2007  TIAA-CREF Institutional Mutual Funds • Retirement Class

ANNUAL TOTAL RETURNS FOR RETIREMENT CLASS SHARES
(After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Since Inception to December 31, 2006

SMALL-CAP BLEND INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	16.08%	19.28%
Return After Taxes on Distributions and Sale of Fund Shares	13.30%	17.90%

INTERNATIONAL EQUITY INDEX FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	25.34%	23.57%
Return After Taxes on Distributions and Sale of Fund Shares	17.41%	21.15%

REAL ESTATE SECURITIES FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	30.32%	22.27%
Return After Taxes on Distributions and Sale of Fund Shares	22.36%	20.80%

SOCIAL CHOICE EQUITY FUND‡
Inception Date: October 1, 2002
Return After Taxes on Distributions	13.69%	16.13%
Return After Taxes on Distributions and Sale of Fund Shares	9.70%	14.33%

‡

The performance of the Retirement Class of the Social Choice Equity Fund was impacted by a misallocation of income and net capital gains among the classes of the Fund. Please see the existing footnotes in the prospectus for the Retirement Class’ actual performance absent the misallocation (on a before-tax basis). The misallocation had a similar impact on the average annual total return after taxes on distributions and the average annual total return after taxes on distributions and sale of Fund shares for the same periods. Advisors made a cash infusion into the Social Choice Equity Fund in August 2006 to address the impact of this misallocation.

TIAA-CREF Institutional Mutual Funds • Retirement Class  Prospectus Supplement dated August 6, 2007 | 5

ANNUAL TOTAL RETURNS FOR INSTITUTIONAL CLASS SHARES
(After Taxes)

	One Year (January 1, 2006 to December 31, 2006)	Five Years (January 1, 2002 to December 31, 2006)	Since Inception to December 31, 2006

EQUITY INDEX FUND
Inception Date: July 1, 1999
Return After Taxes on Distributions	15.14%	6.41%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	10.69%	5.94%	2.33%

BOND FUND
Inception Date: July 1, 1999
Return After Taxes on Distributions	2.37%	3.11%	3.78%
Return After Taxes on Distributions and Sale of Fund Shares	2.64%	3.19%	3.81%

INFLATION-LINKED BOND FUND
Inception Date: October 1, 2002
Return After Taxes on Distributions	–1.00%	N/A	2.95%
Return After Taxes on Distributions and Sale of Fund Shares	0.12%	N/A	3.03%

In addition, the first sentence of the paragraph immediately following the “Average Annual Total Returns” chart on page 43 should be deleted in its entirety and replaced with the following new language:

          “After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(a), 401(k) or 403(b) plans or Individual Retirement Accounts (“IRAs”).”

Next, the bolded words below should be added to the first sentence of footnote 5 to the “Annual Fund Operating Expenses” table on page 45.

          “Advisors does not receive a management fee for its services to the Managed Allocation Fund II and has contracted to reimburse the Fund for all its direct expenses through April 30, 2008 (except for the 0.25% service fee that pays for expenses related to offering Retirement Class shares on a retirement or other distribution platform).”

Also, the first bullet point on page 54 and the entire first paragraph under the section entitled “Eligible Retirement Class Investors” on page 72 should be deleted and replaced with the following:

6 | Prospectus Supplement dated August 6, 2007  TIAA-CREF Institutional Mutual Funds • Retirement Class

          “Retirement Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Retirement Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares.”

Additionally, in the first sentence of the paragraph under the heading “Other Services” on page 68 the following bolded words should be added to the sentence:

          “The Funds have a separate service agreement with Advisors (the “Retirement Class Service Agreement”) to pay for certain administrative costs associated with offering Retirement Class shares on retirement plan or other platforms.”

Next, the second paragraph under “Distribution Arrangements” on page 68 should be deleted and replaced with the following:

          “Advisors, at its own expense, also pays Services or other intermediaries an administrative charge at an annual rate of 0.25% of average daily net assets attributable to Retirement Class shares to compensate such intermediaries for administering Retirement Class shares held on their platforms.”

The last two paragraphs on page 71 should be replaced with the following text:

          “Dividends and capital gain distributions paid to Retirement Class shareholders who hold their shares through a TIAA-CREF administered plan or custody account will automatically be reinvested in additional Retirement Class shares of the particular Fund. All other Retirement Class shareholders may elect from the following distribution options (barring any restrictions from the intermediary or plan through which such shares are held):

1.

Reinvestment Option, Same Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of the Fund. Unless you elect otherwise, this will be your default distribution option.

2.	Reinvestment Option, Different Fund. We automatically reinvest your dividend and capital gain distributions in additional shares of another Fund in which you already hold shares.

TIAA-CREF Institutional Mutual Funds • Retirement Class  Prospectus Supplement dated August 6, 2007 | 7

3.	Income-Earned Option. We automatically reinvest your long-term capital gain distributions, but you will be sent a check for each dividend and short-term capital gain distribution.

4.	Capital Gains Option. We automatically reinvest your dividend and short-term capital gain distributions, but you will be sent a check for each long-term capital gain distribution.

5.	Cash Option. We send a check for your dividend and each capital gain distribution.

          We make distributions for each Fund on a per share basis to the shareholders of record on the Fund’s distribution date. We do this regardless of how long the shares have been held. This means that if you buy shares just before or on a record date, you will pay the full price for the shares and then you may receive a portion of the price back as a taxable distribution (see the discussion of “Buying a dividend” below under “Taxes”). Cash distribution checks will be mailed within seven days of the distribution date.”

The following text should be inserted at the beginning of the “Taxes” section on page 72:

          “As with any investment, you should consider how your investment in any Fund will be taxed.

          Taxes on dividends and distributions. Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

          For federal tax purposes, income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. Every January, we will send you and the Internal Revenue Service (“IRS”) a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a maximum federal rate of 15% to individual investors (or at 5% (0% for taxable years beginning after 2007) to individual investors who are in the 10% or 15% tax bracket). Whether or not a capital gain distribution is considered long-term or short-term depends on how long the Fund held the securities the sale of which led to the gain.

          Under recent legislation, a portion of ordinary income dividends paid by a Fund to individual investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains.

8  | Prospectus Supplement dated August 6, 2007   TIAA-CREF Institutional Mutual Funds • Retirement Class

The portion of a dividend that will qualify for this treatment will depend on the aggregated qualified income received by a Fund. Notwithstanding this, certain holding period requirements with respect to an individual’s shares in a Fund may apply to prevent the individual from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

          Taxes on transactions. Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

          Whenever you sell shares of a Fund, we will send you a confirmation statement showing how many shares you sold and at what price. However, you or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

          “Buying a dividend.” If you buy shares just before a Fund deducts a distribution from its net asset value, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and, you would have to include the $0.25 dividend in your gross income for tax purposes.

          Effect of foreign taxes. Foreign governments may impose taxes on a Fund and its investments and these taxes generally will reduce such Fund’s distributions. If a Fund qualifies to pass through a credit for such taxes paid and elects to do so, an offsetting tax credit or deduction may be available to you. If so, your tax statement will show more taxable income than was actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

          Special considerations for Inflation-Linked Bond Fund shareholders. Periodic adjustments for inflation to the principal amount of an inflation-indexed bond held by the Inflation-Linked Bond Fund may give rise to original issue discount, which will be included in the Fund’s gross income. Due to original issue discount, the Fund may be required to make annual distributions to shareholders that exceed the cash received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed bond is adjusted

TIAA-CREF Institutional Mutual Funds • Retirement Class  Prospectus Supplement dated August 6, 2007 | 9

downward due to deflation, amounts previously distributed in the taxable year of the adjustment may be characterized in some circumstances as a return of capital.”

The sub-heading “For Participants Purchasing Shares Through a Plan or Account Administered by TIAA-CREF:” should be added after the heading “Retirement Class Shares” on page 72.

The following text should be inserted after the end of the section entitled “In-Kind Redemptions of Shares” on page 76:

“For Investors Holding Shares Through Other Intermediaries:

          Besides employee benefit plans and custody accounts administered by TIAA-CREF, other intermediaries that have entered into a contract or other arrangement with the Funds or their investment adviser or distributor may also purchase Retirement Class shares of the Funds on behalf of their clients. These contractually eligible investors for the Retirement Class of the Funds are referred to as “Eligible Investors” in the rest of this Prospectus.

HOW TO PURCHASE SHARES

Eligible Investors may invest directly in the Funds. All other prospective investors should contact their intermediary or plan sponsor for applicable purchase requirements. All purchases must be in U.S. dollars.

          There may be circumstances when we will not permit Eligible Investors to invest in one or more of the Funds. We reserve the right to suspend or terminate the offering of shares by one or more Funds. We also reserve the right to reject any specific purchase request.

          We impose no minimum investment requirement for Eligible Investors and consider all requests for purchases to be received when they are received in “good order” by the Funds’ transfer agent (or other authorized Fund agent) (see below). However, investors purchasing Retirement Class shares through Eligible Investors (like financial intermediaries or employee plans) may purchase shares only in accordance with instructions and limitations pertaining to their account at the intermediary or plan. These Eligible Investors may set different minimum investment requirements for their customers’ investments in Retirement Class shares. In addition investors who hold Retirement Class shares through an Eligible Investor may have to pay additional fees or expenses, including expenses related to the administration of such plans. Please contact your intermediary or plan sponsor for more information.

10 | Prospectus Supplement dated August 6, 2007   TIAA-CREF Institutional Mutual Funds • Retirement Class

          To purchase shares, an Eligible Investor should instruct its bank to wire money to:

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
ABA Number 011000028
DDA Number 9905-454-6

          Specify on the wire:

(1)	TIAA-CREF Institutional Mutual Funds—Retirement Class;

(2)	account registration (names of registered owners), address and social security number(s) or taxpayer identification number;

(3)	whether the investment is for a new or existing account (provide Fund account number if existing); and

(4)	the Fund or Funds in which you want to invest, and amount to be invested in each.

Points to Remember for All Purchases

•

Each investment by an Eligible Investor in Retirement Class shares of the Funds must be for a specified dollar amount. We cannot accept purchase requests specifying a certain price, date, or number of shares; we will return these investments.

•

If you invest in the Retirement Class of the Funds through an Eligible Investor, the Eligible Investor may charge you a fee in connection with your investment (in addition to the fees and expenses deducted by the Funds). Contact the Eligible Investor to learn whether there are any other conditions, such as a minimum investment requirement, on your transactions.

•

If we do not receive good funds through wire transfer, we will treat this as a redemption of the shares purchased when your wire transfer is received. You will be responsible for any resulting loss incurred by any of the Funds. If you are already a shareholder, we can redeem shares from any of your account(s) as reimbursement for all losses. We also reserve the right to restrict you from making future purchases in any of the Funds.

•

Federal law requires us to obtain, verify and record information that identifies each person who opens an account. Until we receive the information we need, we may not be able to open an account or effect transactions for you. Furthermore, if we are unable to verify your identity, or that of another person authorized to act on your behalf, or if we believe that we have identified potentially criminal activity, we reserve the right to take such action as we deem appropriate, which may include closing your account.

TIAA-CREF Institutional Mutual Funds • Retirement Class  Prospectus Supplement dated August 6, 2007 | 11

•	Your ability to purchase shares may be restricted due to limitations on exchanges.

         In-Kind Purchases of Shares

          Advisors, at its sole discretion, may permit Eligible Investors or their clients to purchase Retirement Class shares with investment securities (instead of cash), if: (1) Advisors believes the securities are appropriate investments for the particular Fund; (2) the securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities are permissible holdings under the Fund’s investment restrictions. If the Fund accepts the securities, the Eligible Investor’s account will be credited with Retirement Class shares equal in net asset value to the market value of the securities received. Eligible Investors interested in making in-kind purchases should contact us, and interested clients should contact their Eligible Investor (i.e., their intermediary or plan sponsor).

HOW TO REDEEM SHARES

Eligible Investors can redeem (sell) their Retirement Class shares at any time. If your shares were purchased through an Eligible Investor, contact the Eligible Investor for applicable redemption requirements. Shares purchased through an Eligible Investor must be redeemed by the Eligible Investor. For further information, contact your intermediary or plan sponsor.

          We will only accept redemption requests that specify a dollar amount or number of shares to be redeemed. All other requests, including those specifying a certain price or date, will be returned.

          We accept redemption orders through a telephone request made by calling 800 842-2776.

          Usually, we send redemption proceeds to the Eligible Investor on the second business day after we receive a redemption request, but not later than seven days afterwards, assuming the request is received in good order by the Funds’ transfer agent (or other authorized Fund agent) (see below). If a redemption is requested shortly after a recent purchase by check, it will take 10 calendar days for your check to clear and for your shares to be available for redemption.

          We can postpone payment if: (a) the NYSE is closed for other than usual weekends or holidays, or trading on the NYSE is restricted; (b) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (c) the SEC permits a delay for the protection of investors.

          We send redemption proceeds to the Eligible Investor at the address or bank account of record. If proceeds are to be sent elsewhere, we will require a letter of instruction from the Eligible Investor with a Medallion Signature

12 | Prospectus Supplement dated August 6, 2007  TIAA-CREF Institutional Mutual Funds • Retirement Class

Guarantee. We can send the redemption proceeds by check to the address of record or by wire transfer.

         In-Kind Redemptions of Shares

          Large redemptions by any Eligible Investor that exceed the lesser of $250,000 or 1% of a Fund’s assets during any 90-day period may be considered detrimental to the Fund’s other shareholders. Therefore, at its sole discretion, the Fund may require that you take a “distribution in-kind” upon redemption and may give you portfolio securities instead of cash. The securities you receive in this manner represent a portion of the Fund’s entire portfolio.

HOW TO EXCHANGE SHARES

Eligible Investors can exchange Retirement Class shares in a Fund for Retirement Class shares of any other Fund at any time. (An exchange is a simultaneous redemption of shares in one Fund and a purchase of shares in another Fund.) If you hold shares through an intermediary, plan sponsor or other Eligible Investor, contact the Eligible Investor for applicable exchange requirements. Exchanges between accounts can be made only if the accounts are registered in the same name(s), address and social security number(s) or taxpayer identification number. An exchange is considered a sale of securities, and therefore is a taxable event.

          We reserve the right, at our sole discretion, to reject any exchange request and to modify, suspend, or terminate the exchange privilege at any time for any shareholder or class of shareholders. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market timing activity.

          Eligible Investors can make an exchange through a telephone request by calling 800 842-2776. Once made, an exchange request cannot be modified or canceled.

         Points to Remember when Exchanging:

•

Make sure you understand the investment objective of the Fund into which you exchange shares. The exchange option is not designed to allow you to time the market. It gives you a convenient way to adjust the balance of your account so that it more closely matches your overall investment objectives and risk tolerance level.

•

We reserve the right to reject any exchange request and to modify or terminate the exchange option at any time. We may do this, in particular, when we deem your transaction activity to be harmful to the Fund, including market-timing activity.

TIAA-CREF Institutional Mutual Funds • Retirement Class  Prospectus Supplement dated August 6, 2007 | 13

•	An exchange is considered a sale of securities, and therefore is taxable.”

The following language should replace all of the text above the sub-heading “Customer Complaints” in the section entitled “Other Investor Information” on page 76.

          “Good Order. Requests for transactions by participants or Eligible Investors will not be processed until they are received in good order by the Funds’ transfer agent (or other authorized Fund agent). “Good order” means that a participant’s or Eligible Investor’s transaction request includes the Fund account number, the amount of the transaction (in dollars or shares), signatures of all account owners exactly as registered on the account, and any other supporting legal documentation that may be required. Eligible Investors may have their own requirements for considering transaction requests by clients to be in “good order.” If you hold your shares through Eligible Investors, please contact them for their specific “good order” requirements.

          Share Price. If the Funds’ transfer agent (or other authorized Fund agent) receives your order to purchase or redeem shares anytime before the NYSE closes (usually 4:00 p.m. Eastern Time), the transaction price will be the NAV per share for that day. If you make a purchase or redemption request after the NYSE closes, the transaction price will be the NAV per share for the next business day. If you purchased shares through an Eligible Investor, the Eligible Investor may require you to communicate to it any purchase, redemption or exchange request before a specified deadline earlier than 4:00 p.m. in order to receive that day’s NAV per share as the transaction price.

          Taxpayer Identification Number. Each Eligible Investor must provide its taxpayer identification number to us and indicate whether or not it is subject to back-up withholding. If an Eligible Investor does not furnish its taxpayer identification number, redemptions and exchanges of shares, as well as dividends and capital gains distributions, it will be subject to back-up tax withholding.

          Medallion Signature Guarantee. For some transaction requests by an Eligible Investor, we may require a letter of instruction from the Eligible Investor with a Medallion Signature Guarantee. This requirement is designed to protect you and the Funds from fraud, and to comply with rules on stock transfers.

          Transferring Shares. An Eligible Investor may transfer ownership of its shares to another person or organization that also qualifies as an Eligible Investor or may change the name on its account by sending us written

14 | Prospectus Supplement dated August 6, 2007  TIAA-CREF Institutional Mutual Funds • Retirement Class

instructions. All registered owners of the account must sign the request and provide signature guarantees.”

Finally, the TIAA-CREF Institutional Mutual Funds’ Board of Trustees has approved the elimination of the International Equity and International Equity Index Funds’ policy to reject electronic exchanges of Retirement Class shares made between 2:30 and 4:00 PM Eastern Time on days the NYSE is open. We expect this change to become effective soon when we complete necessary operational adjustments. Once this happens, electronic exchange requests made in good order for these Funds between 2:30 and 4:00 PM ET on a day the NYSE is open will receive the NAV calculated as of 4:00 PM ET on that same day. Consequently, the following sentence should be added to the end of the second paragraph under the section entitled “Market Timing/Excessive Trading Policy” on page 77 of the Prospectus:

          “The Board of Trustees recently eliminated this early cutoff on electronic exchanges in the International Equity and International Equity Index Funds. We expect this change to become effective soon, once certain operational adjustments are completed.”

TIAA-CREF Institutional Mutual Funds • Retirement Class   Prospectus Supplement dated August 6, 2007 | 15

A11458 8/07

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS SUPPLEMENT NO. 2 dated August 7, 2007 to the February 1, 2007 Retail Class Prospectus

LARGE-CAP GROWTH AND MID-CAP GROWTH FUNDS

The portfolio management team of the Large-Cap Growth and Mid-Cap Growth Funds has changed. The following supplements the disclosure under “Portfolio Management Teams” in the Prospectus:

Gregory B. Luttrell is no longer a member of the portfolio management teams for the Large-Cap Growth and Mid-Cap Growth Funds. Therefore, the row containing Mr. Luttrell’s biographical information on pages 56 and 57 of the Prospectus should be deleted in its entirety for each of these Funds.

Andrea Mitroff has been added to the Large-Cap Growth Fund’s portfolio management team. Therefore, the following biographical information should be added to the Fund’s portfolio management team disclosure on page 56 of the Prospectus:

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

Name & Title			At TIAA	Total	On Team

Andrea Mitroff Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2006 to Present; Merrill Lynch Investment Managers - 1999 to 2006.	2006	1988	2007

Susan Hirsch will continue to be a member of the portfolio management team for the Large-Cap Growth Fund and has assumed the role of Lead Portfolio Manager for the Fund. She has also been added to the Mid-Cap Growth Fund’s portfolio management team. Therefore, the following biographical information should be added to the Mid-Cap Growth Fund’s portfolio management team disclosure on page 57 of the Prospectus:

	Portfolio Role/ Coverage/ Expertise/Specialty	Experience Over Past Five Years	Total Experience (since dates specified below)

Name & Title			At TIAA	Total	On Team

Susan Hirsch Managing Director	Stock Selection	Teachers Advisors, Inc., TIAA and its affiliates – 2005 to Present; Jennison Associates – 2000 to 2005.	2005	1975	2007

George (Ted) Scalise will continue to be Lead Portfolio Manager for the Mid-Cap Growth Fund.

ALL FUNDS

The following sentence should be added after the first sentence of the third paragraph under the section entitled “How to Open an Account and Make Subsequent Investments” on page 68 of the Prospectus:

“The Funds have the discretion to waive or otherwise change the initial or subsequent minimum investment requirements at any time without any prior notice to shareholders.”

540187 A11466 8/07

TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 2

to the Statement of Additional Information (SAI) dated February 1, 2007

SUPPLEMENT NO. 1

to the Statement of Additional Information dated April 24, 2007 each dated August 7, 2007

ALL FUNDS—RETIREMENT CLASS ELIGIBILITY CHANGES

Due to changes in the eligibility requirements for Retirement Class shares, certain disclosures in the February 1, 2007 SAI need to be revised. The first such revision is to add the following bolded words to the only sentence in the first paragraph under the heading “Service Agreements” on page B-31 of the February 1, 2007 SAI:

“Those Funds that offer Retirement Class shares (as described in the Prospectus) have entered into a service agreement with Advisors for the provision of certain administrative services related to the offering of this class of shares on retirement plan and other platforms (the “Retirement Class Service Agreement).”

Secondly, the following language should replace the second paragraph under the section entitled “Class Structure” on page B–39 of the February 1, 2007 SAI:

“Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Retirement Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Retirement Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares.”

ALL FUNDS—RESIGNATION OF OFFICERS

Frances Nolan and Susan S. Kozik have each resigned from their respective positions as Executive Vice President of the TIAA-CREF Institutional Mutual Funds. Consequently, Ms. Nolan and Ms. Kozik should be removed from the list of officers on pages B-20 and B-21 of the February 1, 2007 SAI and pages B-16 and B-17 of the April 24, 2007 SAI.

GROWTH EQUITY, LARGE-CAP GROWTH AND MID-CAP GROWTH FUNDS

The portfolio management team of the Growth Equity, Large-Cap Growth and Mid-Cap Growth Funds has changed. The following supplements the disclosure under “Additional Information Regarding Portfolio Managers” in the SAIs:

Gregory B. Luttrell is no longer a member of the portfolio management team for the Growth Equity, Large-Cap Growth and Mid-Cap Growth Funds. Therefore, the row containing information on Mr. Luttrell on page B-35 of the February 1, 2007 SAI should be deleted in its entirety for each of these Funds.

Andrea Mitroff has been added to the Growth Equity and Large-Cap Growth Funds’ portfolio management teams. Therefore, the following information should be added to each Fund’s portfolio management team disclosure on page B-35 of the February 1, 2007 SAI:

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Andrea Mitroff*	3	0	$13,386	$0	$0

*	The information in this chart is as of June 30, 2007 except for “Number of Other Accounts Managed,” which reflects Ms. Mitroff’s more recent addition to the portfolio management teams of other affiliated funds.

Susan Hirsch will continue to be a member of the portfolio management teams for the Growth Equity and Large-Cap Growth Funds and has assumed the role of Lead Portfolio Manager for these Funds. She has also been added to the Mid-Cap Growth Fund’s portfolio management team. Therefore, the following biographical information should be added to the Mid-Cap Growth Fund’s portfolio management team disclosure on page B-35 of the February 1, 2007 SAI:

	Number of Other Accounts Managed		Total Assets in Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Susan Hirsch‡	4	1	$13,732	$26	$0

‡ The information in this chart is as of June 30, 2007.

George (Ted) Scalise will continue to be Lead Portfolio Manager for the Mid-Cap Growth Fund.

A11467 8/07